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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 21, 2000


CHASE COMMERCIAL MORTGAGE SECURITIES CORP. (as depositor under the Pooling and Servicing Agreement, dated as of September 10, 2000, providing for the issuance of Chase Commercial Mortgage Securities Corp.'s Commercial Mortgage Pass-Through Certificates, Series 2000-3).


                   CHASE COMMERCIAL MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)

            New York                                      333-30082                  13-3728743
----------------------------------------------    ------------------------   -----------------------------------
(State or other jurisdiction of incorporation)    (Commission File Number)   (IRS Employer Identification Number)

         270 Park Avenue
        New York, New York                                10017-2070
----------------------------------------                  ----------
(Address of principal executive offices)                  (Zip Code)

                                 (212) 270-5723
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS

     Filing of Collateral Term Sheets

     On or about September 28, 2000, the Registrant will cause the sale of approximately $701,841,304 principal amount of Commercial Mortgage Pass-Through Certificates, Series 2000-3, in several classes (collectively, the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of September 10, 2000 among the Registrant, The Chase Manhattan Bank, as master servicer, Lennar Partners, Inc., as special servicer and State Street Bank and Trust Company, as trustee (the "Pooling and Servicing Agreement").

     In connection with the sale of certain classes of the Certificates (collectively, the "Underwritten Certificates") pursuant to a Prospectus Supplement relating to the Underwritten Certificates, the Registrant has been advised by Chase Securities Inc. (as lead manager and bookrunner), Deutsche Bank Securities Inc. and Salomon Smith Barney Inc. (collectively, the "Underwriters") that the Underwriters have, following the effective date of Registration Statement No. 333-30082, furnished to one or more prospective investors on September 18, 2000 a Collateral Term Sheet (the "Term Sheet") dated as of September 18, 2000. The term "Collateral Term Sheet" shall mean those materials which constitute "collateral term sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance to the Public Securities Association. The Term Sheet is being filed as an exhibit to this report.

         The Term Sheet has been provided by the Underwriters. The information in the Term Sheet is preliminary and will be superseded by the Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) Financial Statements: Not applicable.

     (b) Pro Forma Financial Information: Not applicable.

     (c) Exhibit:

     EXHIBIT NO.                      DOCUMENT
     -----------                      --------
        99.1            Term Sheet dated as of September 18, 2000










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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CHASE COMMERCIAL MORTGAGE
                                          SECURITIES CORP.


                                          By: /s/ Martin Friedman
                                             -------------------------------
                                          Name:    Martin Friedman
                                          Title:   Assistant Vice President




Dated: September 21, 2000








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                                  EXHIBIT INDEX




     EXHIBIT NO.                       DOCUMENT                       PAGE
     -----------                       --------                       ----
        99.1            Term Sheet dated as of September 18, 2000       5












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